Kraton Corporation Third Quarter 2019 Earnings Presentation October 24, 2019

Disclaimers Forward Looking Statements Some of the statements and information in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation includes forward-looking statements that reflect our plans, beliefs, expectations, and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often identified by words such as “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans”, “on track” “on trend”, or “anticipates,” or by discussions of strategy, plans or intentions, including all matters described on the slide titled “2019 Modeling Assumptions”. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: Kraton's ability to repay its indebtedness; Kraton's reliance on third parties for the provision of significant operating and other services; conditions in the global economy and capital markets; fluctuations in raw material costs; limitations in the availability of raw materials; competition in Kraton's end-use markets; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on our forward-looking statements. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update such information in light of new information or future events. Kraton Third Quarter 2019 Earnings Call 2

Disclaimers GAAP Disclaimer This presentation includes the use of non-GAAP financial measures, as defined below. Tables included in this presentation reconcile each of these non-GAAP financial measures with the most directly comparable GAAP financial measure. For additional information on the impact of the spread between the FIFO basis of accounting and estimated current replacement cost (ECRC), see our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. We consider these non-GAAP financial measures to be important supplemental measures in the evaluation of our absolute and relative performance. However, we caution that these non-GAAP financial measures have limitations as analytical tools and may vary substantially from other measures of our performance. You should not consider them in isolation, or as a substitute for analysis of our results under GAAP in the United States. EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin: For our consolidated results, EBITDA represents net income (loss) before interest, taxes, depreciation and amortization. For each reporting segment, EBITDA represents operating income before depreciation and amortization, disposition and exit of business activities and earnings of unconsolidated joint ventures. Among other limitations, EBITDA does not: reflect the significant interest expense on our debt or reflect the significant depreciation and amortization expense associated with our long-lived assets; and EBITDA included herein should not be used for purposes of assessing compliance or non-compliance with financial covenants under our debt agreements since it calculation differs in such agreements. Other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure. As an analytical tool, Adjusted EBITDA is subject to all the limitations applicable to EBITDA. We prepare Adjusted EBITDA by eliminating from EBITDA the impact of a number of items we do not consider indicative of our on-going performance but you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non- recurring items. In addition, due to volatility in raw material prices, Adjusted EBITDA may, and often does, vary substantially from EBITDA and other performance measures, including net income calculated in accordance with U.S. GAAP. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue (for each reporting segment or on a consolidated bases, as applicable). Adjusted Gross Profit and Adjusted Gross Profit Per Ton: We define Adjusted Gross Profit Per Ton as Adjusted Gross Profit divided by total sales volume (for each reporting segment or on a consolidated basis, as applicable). We define Adjusted Gross Profit as gross profit excluding certain charges and expenses. Adjusted Gross Profit is limited because it often varies substantially from gross profit calculated in accordance with U.S. GAAP due to volatility in raw material prices. Certain amounts reported in the prior periods have been reclassified to conform to the current reporting presentation. Adjusted Diluted Earnings Per Share: Adjusted Diluted Earnings Per Share is Diluted Earnings (Loss) Per Share excluding the impact of a number of non-recurring items we do not consider indicative of our on-going performance. Consolidated Net Debt: We define consolidated net debt as total consolidated debt (including debt of KFPC) less consolidated cash and cash equivalents. Management uses consolidated net debt to determine our outstanding debt obligations that would not readily be satisfied by its cash and cash equivalents on hand. Management believes that using consolidated net debt is useful to investors in determining our leverage since we could choose to use cash and cash equivalents to retire debt. Consolidated Net Debt, as adjusted for foreign exchange impact accounts for the FX effect on the Euro Tranche of our Term Loan. Consolidated Net Debt Leverage Ratio: The consolidated net debt leverage ratio is defined as consolidated net debt as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Our use of this term may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Kraton Third Quarter 2019 Earnings Call 3

Third Quarter 2019 Summary GAAP results ▪ Consolidated net income: Q3 2019 - $20.9 million ▪ Polymer segment operating income: Q3 2019 - $18.3 million ▪ Chemical segment operating income: Q3 2019 - $19.8 million Q3 2019 Adjusted EBITDA(1) of $80.1 million, down 18.8% vs. Q3 2018 ▪ Adjusted EBITDA margin(2) of 18.0% vs. 18.9% in Q3 2018 Polymer segment Adjusted EBITDA(1) of $50.3 million, down 11.8% vs. Q3 2018 ▪ CariflexTM sales volume up 18.9% vs. Q3 2018 ▪ Specialty Polymers sales volume down 18.9% vs. Q3 2018 on lower sales into lubricant additive applications and weaker demand in Asia and Europe, partially offset by innovation-led volume in North America ▪ Performance Products sales volume down 9.8% vs. Q3 2018, reflecting lower sales into paving & roofing applications ▪ Adjusted EBITDA margin(2) of 19.2% vs. 17.8% in Q3 2018 Chemical segment Adjusted EBITDA(1) of $29.8 million, down 28.6% vs. Q3 2018 ▪ Performance Chemicals sales volume down 15.0% vs. Q3 2018, reflecting lower TOR demand and lower TOFA upgrades into oilfield and mining applications ▪ Adhesives sales volume down 7.5% vs. Q3 2018, reflecting lower demand for rosin upgrades into adhesive and road marking applications ▪ Tires sales volume up 2.4% vs. Q3 2018 ▪ Adjusted EBITDA margin(2) of 16.3% vs. 20.6% in Q3 2018 Capital Allocation ▪ Third quarter 2019 reduction in consolidated net debt of $80.6 million, or $52.1 million adjusted for FX(1) ▪ Third quarter 2019 share repurchases of $5.0 million (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. Kraton Third Quarter 2019 Earnings Call 4

Polymer Segment Results

	Three Months Ended September 30,						Nine Months Ended September 30,					
	2019		2018		Change		2019		2018		Change	
	($ In millions)											
Volume (kT)		75.8		84.2		(8.4)		229.8		249.5		(19.7)
Revenue	$	261.6	$	321.0	$	(59.4)	$	820.5	$	948.2	$	(127.7)
Operating income	$	18.3	$	44.9	$	(26.6)	$	62.5	$	137.9	$	(75.4)
Adjusted EBITDA(1)	$	50.3	$	57.0	$	(6.7)	$	158.6	$	170.5	$	(11.8)
Adjusted EBITDA margin(2)		19.2%		17.8%		140 bps		19.3%		18.0%		130 bps

Note: May not foot due to rounding.

Q3'19 vs. Q3'18

- Adjusted EBITDA(1) down $6.7 million or 11.8% vs. Q3'18
- Sales volume declined 10.0% vs. Q3'18
  - Cariflex volume up 18.9% on higher latex sales into surgical glove applications
  - Specialty Polymer sales volume down 18.9% on lower sales into lubricant additive applications and weaker demand in Asia and Europe, partially offset by innovation-led volume in N.A.
  - Performance Products sales volume down 9.8% reflecting lower SBS sales into paving & roofing applications and lower SIS sales into adhesive applications
- Gross Profit of $58.5 million and Adjusted Gross Profit(1) of $947 per ton in Q3'19, compared to $981 per ton in Q3'18

YTD'19 vs. YTD'18

- Adjusted EBITDA(1) down $11.8 million or 6.9% vs. YTD'18
- Sales volume declined 7.9% vs. YTD'18
  - Cariflex volume up 11.4% on higher latex sales into surgical glove applications
  - Specialty Polymer sales volume down 12.1% reflecting lower sales in to lubricant additive applications and weaker demand in Asia and Europe, partially offset by innovation-led volume in N.A.
  - Performance Products sales volume down 8.3% on lower sales of SBS into paving & roofing applications and lower sales of SIS into adhesive applications
- Gross Profit of $191.2 million and Adjusted Gross Profit(1) of $1,013 per ton in YTD'19, compared to $1,019 per ton in YTD'18

(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.
(2) Defined as Adjusted EBITDA as a percentage of revenue.

Kraton Third Quarter 2019 Earnings Call 5

Chemical Segment Results

	Three Months Ended September 30,							Nine Months Ended September 30,				
		2019		2018		Change		2019		2018		Change
	($ In millions)											
Volume (kT)		93.1		105.9		(12.8)		300.6		332.7		(32.1)
Revenue	$	182.6	$	202.1	$	(19.5)	$	575.4	$	615.7	$	(40.3)
Operating income	$	19.8	$	27.5	$	(7.7)	$	66.9	$	79.4	$	(12.5)
Adjusted EBITDA[(1)]	$	29.8	$	41.6	$	(11.9)	$	112.9	$	122.4	$	(9.5)
Adjusted EBITDA margin[(2)(3)]		16.3%		20.6%		(430 bps)		19.6%		19.9%		(30 bps)

Note: May not foot due to rounding.

Q3'19 vs. Q318

- Adjusted EBITDA[(1)] down $11.9 million or 28.6% compared to Q3'18
- Sales volume decreased 12.8 kilotons or 12.1% vs. Q3'18
  - Performance Chemicals volume down 15.0% on lower TOR demand and TOFA upgrades into oilfield and mining applications
  - Adhesives volume down 7.5% on lower demand for rosin upgrades into adhesive and roadmarking applications
  - Tires volume up 2.4%
- Adjusted EBITDA margin[(2)] of 16.3% vs. 20.6% in Q3'18

YTD'19 vs. YTD'18

- Adjusted EBITDA[(1)] down $9.5 million or 7.8% vs. YTD'18
- Sales volume decreased 32.1 kilotons or 9.6% vs. YTD'18
  - Performance Chemicals volume down 12.9%, on lower TOR demand, lower sales of TOFA upgrades and lower sales of raw materials
  - Adhesives volume down 3.7% on lower sales of rosin upgrades
  - Tires volume up 2.2%
- Adjusted EBITDA margin[(2)(3)] of 19.6% vs. 19.9% for YTD'18

(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.
(2) Defined as Adjusted EBITDA as a percentage of revenue.
(3) Accounting for lost sales associated with Hurricane Michael, Adjusted EBITDA margin would have been 19.3% for the nine months ended September 30, 2019.

Kraton Third Quarter 2019 Earnings Call 6

Consolidated Results

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Change	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	Change
	($ In millions, except per share amounts)					
Revenue	$ 444.2	$ 523.1	$ (78.9)	$ 1,395.9	$ 1,563.9	$ (168.0)
Consolidated net income	$ 20.9	$ 43.3	$ (22.4)	$ 77.9	$ 51.2	$ 26.7
Diluted earnings (loss) per share	$ 0.58	$ 1.31	$ (0.73)	$ 2.26	$ 1.53	$ 0.73
Operating income	$ 38.1	$ 72.4	(34.3)	$ 129.4	$ 217.3	$ (87.9)
Adjusted EBITDA[1]	$ 80.1	$ 98.7	(18.6)	$ 271.5	$ 292.9	$ (21.4)
Adjusted EBITDA margin[2][3]	18.0%	18.9%	(90 bps)	19.5%	18.7%	80 bps
Adjusted diluted earnings per share[1]	$ 0.52	$ 1.02	$ (0.50)	$ 2.99	$ 2.49	$ 0.50

Note: May not foot due to rounding.

Operating Income



$38.1
$19.8
$18.3
$72.4
$27.5
$44.9
$129.4
$66.9
$62.5
$217.3
$79.4
$137.9
Q3'19
Q3'18
YTD'19
YTD'18
Polymer
Chemical

Adjusted EBITDA



$80.1
$29.8
$50.3
$98.7
$41.6
$57.0
$271.5
$112.9
$158.6
$292.9
$122.4
$170.5
Q3'19
Q3'18
YTD'19
YTD'18
Polymer
Chemical

(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.
(2) Defined as Adjusted EBITDA as a percentage of revenue.
(3) Accounting for lost sales associated with Hurricane Michael, Adjusted EBITDA margin would have been 19.3% for the nine months ended September 30, 2019.

Kraton Third Quarter 2019 Earnings Call 7

2019 Modeling Assumptions(1) ($ In millions) Adjusted EBITDA(1)(3) $315 to $330 Non-cash compensation expense $10 Depreciation & amortization $130 Interest expense $75 Effective tax rate(2) Approximately 10% Capex (includes capitalized interest) Approximately $100 Reduction in consolidated net debt(3)(4) $120 - $140 Note: Non-cash compensation expense is excluded in determining Adjusted EBITDA and included in determining Adjusted EPS. (1) Management's estimates. These estimates are forward-looking statements and speak only as of October 24, 2019. Management assumes no obligation to update or confirm these estimates in light of new information or future events. (2) Our effective tax rate is subject to variability arising from factors which include revisions associated with future guidance, assessment of U.S. tax reform and other discrete tax items, including the impact of uncertain tax reserves related to the closing of tax audits or expiration under various statutes of limitation. (3) We have not reconciled Adjusted EBITDA guidance to net income (loss) because we do not provide guidance for net income (loss) or for items that we do not consider indicative of our on-going performance, including, but not limited to, transaction costs and production downtime, as certain of these items are out of our control and/or cannot be reasonably predicted. We have not reconciled consolidated net debt guidance to debt due to high variability and difficulty in making accurate forecasts and projections that are impacted by future decisions and actions. The actual amount of such reconciling items will have a significant impact if they were included in our net debt. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort. (4) Excludes impact of activity under share repurchase authorization and the effects of foreign currency. Kraton Third Quarter 2019 Earnings Call 8

Consolidated Net Debt September 30, 2019 June 30, 2019 December 31, 2018 (In millions) Kraton debt $ 1,401.0 $ 1,456.6 $ 1,441.6 KFPC(1)(2) loans 104.3 109.9 125.5 Consolidated debt 1,505.4 1,566.6 1,567.1 Kraton cash 77.0 58.7 79.3 KFPC(1) cash 6.2 5.2 6.6 Consolidated cash 83.3 63.9 85.9 Consolidated net debt $ 1,422.1 $ 1,502.7 $ 1,481.2 Effect of foreign currency on consolidated net debt 32.3 3.8 Consolidated net debt excluding effect of foreign currency $ 1,454.4 $ 1,506.5 Effect of share buyback program (10.0) (5.0) Consolidated net debt excluding effect of foreign currency and $ 1,444.4 $ 1,501.5 share buyback program Note: May not foot due to rounding. Consolidated Net Debt $1,595 $1,422 $1,799 $1,715 $1,595 $1,481 $1,422 01/06/16 12/31/16 12/31/17 12/31/18 09/30/19 (1) This amount includes all of the indebtedness of our Kraton Formosa Polymers Corporation (KFPC) joint venture, located in Mailiao, Taiwan, which we own a 50% stake in and consolidate within our financial statements. (2) KFPC executed revolving credit facilities to provide funding for working capital requirements and/or general corporate purposes. These are in addition to the 5.5 billion NTD KFPC Loan Agreement. Kraton Third Quarter 2019 Earnings Call 9

Appendix

Polymer – Revenue by Geography and End Use TTM September 30, 2019 Segment Revenue by Geography Segment Revenue by End Use Other 17% Medical 20% Asia Pacific 31% Americas Roofing 38% 8% Industrial 6% Adhsv & Coatings Paving 7% 20% EMEA Personal Care Consumer 31% 10% 2% Polymod Lubricant 3% Additives 7% Kraton Third Quarter 2019 Earnings Call 11

Polymer – Revenue by Geography and Product Group TTM September 30, 2019 CARIFLEX SPECIALTY POLYMERS PERFORMANCE PRODUCTS EMEA Asia Pacific 5% Americas 8% 1% Asia Pacific 32% Americas Americas 46% 47% EMEA Asia Pacific 45% 94% EMEA 22% Revenue by Geography Pkg & Indust Adhsv Other Consumer 1% Industrial Industrial 1% 8% 7% 6% Adhsv & Coatings 6% Cable Gels Other 5% Other 11% Personal 29% Pkg & Indust Paving Care Adhsv 41% 5% 9% Industrial 5% Medical Medical Lubricant Roofing 93% 10% 16% Personal Polymod Additives 21% Care 10% 16% Revenue by Product Group Kraton Third Quarter 2019 Earnings Call 12

Chemical – Revenue by Geography and Product Group TTM September 30, 2019 ADHESIVES PERFORMANCE CHEMICALS TIRES 35% of TTM Revenue 59% of TTM Revenue 6% of TTM Revenue Asia Pacific 10% Asia Pacific Americas 14% 13% Asia Pacific 29% Americas EMEA Americas 44% 34% 56% EMEA 42% EMEA 58% Chemical Segment Revenue Asia Pacific 14% Americas 46% EMEA 40% Kraton Third Quarter 2019 Earnings Call 13

Polymer Segment Reconciliation of Gross Profit to Adjusted Gross Profit Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 (In thousands) Gross profit $ 58,478 $ 90,205 $ 191,230 $ 281,482 Add (deduct): KFPC startup costs (a) 3,019 — 3,019 — Non-cash compensation expense 159 149 489 457 Spread between FIFO and ECRC 10,103 (7,771) 38,067 (27,711) Adjusted gross profit (non-GAAP) $ 71,759 $ 82,583 $ 232,805 $ 254,228 Sales volume (kilotons) 75.8 84.2 229.8 249.5 Adjusted gross profit per ton $ 947 $ 981 $ 1,013 $ 1,019 (a) Startup costs related to the joint venture company, KFPC. Kraton Third Quarter 2019 Earnings Call 14

Reconciliation of Net Income to Operating Income to Non-GAAP Financial Measures

	Three Months Ended September 30, 2019			Three Months Ended September 30, 2018		
	Polymer	Chemical	Total	Polymer	Chemical	Total
			(In thousands)			
Net income (loss) attributable to Kraton			$ 18,693			$ 42,349
Net income attributable to noncontrolling interest			2,222			928
Consolidated net income (loss)			20,915			43,277
Add (deduct):						
Income tax benefit			2,311			8,334
Interest expense, net			19,214			20,143
Earnings of unconsolidated joint venture			(102)			(100)
Other income (expense)			(4,235)			740
Operating income	$ 18,269	$ 19,834	38,103	$ 44,899	$ 27,495	72,394
Add (deduct):						
Depreciation and amortization	14,982	19,822	34,804	17,554	17,563	35,117
Other income (expense)	(502)	4,737	4,235	(958)	218	(740)
Earnings of unconsolidated joint venture	102	—	102	100	—	100
EBITDA (a)	32,851	44,393	77,244	61,595	45,276	106,871
Add (deduct):						
Transaction, acquisition related costs, restructuring, and other costs (b)	1,672	244	1,916	689	(177)	512
Hurricane related costs (c)	—	2,220	2,220	—	—	—
Hurricane reimbursements (d)	—	(13,841)	(13,841)	—	—	—
KFPC startup costs (e)	3,019	—	3,019	—	—	—
Sale of emissions credits (f)	—	(4,601)	(4,601)	—	—	—
Non-cash compensation expense	2,659	—	2,659	2,495	—	2,495
Spread between FIFO and ECRC	10,103	1,337	11,440	(7,771)	(3,456)	(11,227)
Adjusted EBITDA	$ 50,304	$ 29,752	$ 80,056	$ 57,008	$ 41,643	$ 98,651

(a) We finalized our claim associated with Hurricane Michael during the third quarter of 2019. We received proceeds of $14.3 million, which is included in EBITDA as a gain on insurance.
(b) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges.
(c) Incremental costs related to Hurricane Michael, which are recorded in cost of goods sold. As we finalized our claim for reimbursement of incremental costs incurred, we have identified an additional $1.4 million of costs incurred during the three months ended September 30, 2019. Additionally, we incurred direct costs due to the impacts of Hurricane Dorian of $0.8 million which are recorded in cost of goods sold. The Hurricane Dorian direct costs are limited to the three months ended September 30, 2019 and will not continue into the fourth quarter of 2019.
(d) Reimbursement of incremental costs related to Hurricane Michael, which is recorded in gain on insurance proceeds.
(e) Startup costs related to the joint venture company, KFPC.
(f) We recorded a gain of $4.6 million in other income (expense) related to the sale of emissions credits accumulated by our Swedish Chemical legal entity.

Kraton Third Quarter 2019 Earnings Call 15

Reconciliation of Net Income to Operating Income to Non-GAAP Financial Measures

	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018		
	Polymer	Chemical	Total	Polymer	Chemical	Total
	(In thousands)					
Net income attributable to Kraton			$ 72,569			$ 49,491
Net income attributable to noncontrolling interest			5,356			1,743
Consolidated net income			77,925			51,234
Add (deduct):						
Income tax (benefit) expense			(1,881)			8,743
Interest expense, net			57,494			74,835
Earnings of unconsolidated joint venture			(363)			(357)
(Gain) loss on extinguishment of debt			(210)			79,921
Other income (expense)			(3,559)			2,960
Operating income	$ 62,498	$ 66,908	129,406	$ 137,930	$ 79,406	217,336
Add (deduct):						
Depreciation and amortization	43,296	54,934	98,230	52,914	52,719	105,633
Other income (expense)	(1,547)	5,106	3,559	(3,600)	640	(2,960)
Gain (loss) on extinguishment of debt	210	—	210	(79,921)	—	(79,921)
Earnings of unconsolidated joint venture	363	—	363	357	—	357
EBITDA (a)	104,820	126,948	231,768	107,680	132,765	240,445
Add (deduct):						
Transaction, acquisition related costs, restructuring, and other costs (b)	4,781	808	5,589	2,062	(963)	1,099
(Gain) loss on extinguishment of debt	(210)	—	(210)	79,921	—	79,921
Hurricane related costs (c)	—	15,025	15,025	—	—	—
Hurricane reimbursements (d)	—	(26,561)	(26,561)	—	—	—
KFPC startup costs (e)	3,019	—	3,019	897	—	897
Sale of emissions credits (f)	—	(4,601)	(4,601)	—	—	—
Non-cash compensation expense	8,158	—	8,158	7,620	—	7,620
Spread between FIFO and ECRC	38,067	1,294	39,361	(27,711)	(9,371)	(37,082)
Adjusted EBITDA	$ 158,635	$ 112,913	$ 271,548	$ 170,469	$ 122,431	$ 292,900

(a) Included in EBITDA is a $32.9 million gain on insurance, fully offsetting the lost margin in the first quarter of 2019, and reimbursement for a portion of the direct costs we have incurred to date related to Hurricane Michael.
(b) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges.
(c) Incremental costs related to Hurricane Michael, which are recorded in cost of goods sold. As we finalized our claim for reimbursement of incremental costs incurred, we have identified an additional $14.2 million of costs incurred during the nine months ended September 30, 2019. Additionally, we incurred direct costs due to the impacts of Hurricane Dorian of $0.8 million which are recorded in cost of goods sold. The Hurricane Dorian direct costs are limited to the three months ended September 30, 2019 and will not continue into the fourth quarter of 2019.
(d) Reimbursement of incremental costs related to Hurricane Michael, which is recorded in gain on insurance proceeds.
(e) Startup costs related to the joint venture company, KFPC.
(f) We recorded a gain of $4.6 million in other income (expense) related to the sale of emissions credits accumulated by our Swedish Chemical legal entity.

Kraton Third Quarter 2019 Earnings Call 16

Reconciliation of Diluted EPS to Adjusted Diluted EPS

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2019	2018	2019	2018
Diluted Earnings Per Share	$ 0.58	$ 1.31	$ 2.26	$ 1.53
Transaction, acquisition related costs, restructuring, and other costs (a)	0.04	0.02	0.13	0.03
(Gain) loss on extinguishment of debt	—	—	(0.01)	1.89
Hurricane related costs (b)	0.15	—	0.55	—
Hurricane reimbursements (c)	(0.44)	—	(0.83)	—
KFPC startup costs (d)	0.04	—	0.04	0.01
Sale of emissions credits (e)	(0.14)	—	(0.14)	—
Spread between FIFO and ECRC	0.29	(0.31)	0.99	(0.97)
Adjusted Diluted Earnings Per Share (non-GAAP)	$ 0.52	$ 1.02	$ 2.99	$ 2.49

(a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges.
(b) Incremental costs related to Hurricane Michael, which are recorded in cost of goods sold. As we finalized our claim for reimbursement of incremental costs incurred, we have identified an additional $1.4 million and $14.2 million of costs incurred during the nine months ended September 30, 2019, respectively. Additionally, we incurred direct costs due to the impacts of Hurricane Dorian of $0.8 million which are recorded in cost of goods sold. The Hurricane Dorian direct costs are limited to the three months ended September 30, 2019 and will not continue into the fourth quarter of 2019.
(c) Reimbursement of incremental costs related to Hurricane Michael, which is recorded in gain on insurance proceeds.
(d) Startup costs related to the joint venture company, KFPC.
(e) We recorded a gain of $4.6 million in other income (expense) related to the sale of emissions credits accumulated by our Swedish Chemical legal entity.

Kraton Third Quarter 2019 Earnings Call 17